SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 19, 2002


                      POLLUTION RESEARCH AND CONTROL CORP.
               (Exact Name of Registrant as Specified in Charter)


          California                 0-14266                 95-2746949
 (State or Other Jurisdiction      (Commission              (IRS Employer
       of Incorporation)           File Number)           Identification No.)


                          9300 Wilshire Ave., Suite 308
                         Beverly Hills, California 90212
                    (Address of Principal Executive Offices)


                                 (310) 248-3655
                         (Registrant's Telephone Number)


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Item 5. OTHER EVENTS.

     In accordance with the provisions of Regulation FD, Pollution Research and Control Corp., doing business as Universal Detection Technology (the "Company," "us" or "we"), provides the following updates with regard to its business. In October 2001, we announced our decision to spin-off our wholly-owned subsidiary, Dasibi Environmental Corp., and to distribute the shares of Dasibi to our shareholders who were shareholders as of October 3, 2001. In light of further developments of the Company, and after a thorough analysis and careful deliberation, our board of directors concluded that it is in the best interests of the Company and our shareholders to terminate our plan to spin-off Dasibi.

     On March 19, 2002, upon approval by our board of directors, we entered into a binding letter of intent to sell all of the outstanding shares of Dasibi to an individual, whom we will refer to throughout this report as the "Buyer." The anticipated closing date of the sale is March 25, 2002. We have attached the binding letter of intent to this report as Exhibit 10.1.

     Our board of directors believes that the sale of Dasibi will assist us in pursuing our enhanced business strategy which emphasizes the bio-terrorism detection device and medical diagnostic equipment markets. In early February, we announced the launch of a pilot program geared towards early adopters of our bio-terrorism detection devices currently in development. Under this program, we will make available our current Model 7001 to select customers for installation and use while we continue our ongoing modification and reengineering of the device to enable real-time detection of airborne biological and chemical agents. We have completed the first sale of our Model 7001 device to Summit Sportswear and expect to obtain valuable performance data from that installation which will assist us in our continued efforts to develop the technology necessary to detect airborne chemical and biological agents.

     The following is a summary of the material terms of the letter of intent. This summary does not include all of the terms of the letter of intent and we urge you to read the letter of intent in its entirety. The letter of intent provides for the following:

     o an assumption by the Buyer of all liabilities of Dasibi as of the closing date of the transaction and all debt and other liabilities of the Company that exist as of the closing date which were incurred directly or indirectly on behalf of Dasibi;

     o the execution of one or more licensing agreements granting the Company a nonexclusive royalty-fee license to exploit all technology currently owned by Dasibi everywhere throughout the world other than the People's Republic of China;

     o    the assignment by Dasibi of its inventory to the Company;

     o an obligation on the part of the Company commencing on the first anniversary of the closing to register for resale the shares of common stock acquired by the Buyer upon the exercise of the Buyer's options and other shares of common stock owned by the Buyer, subject to certain terms and conditions as set forth in the letter of intent; and

     o    customary reciprocal indemnification provisions.


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     The transaction is subject to the satisfaction or waiver of closing conditions, including but not limited to, the following:

     o the Company's receipt of all third party consents that are required for the Company to consummate the transactions contemplated by the letter of intent;

     o that the transaction complies will all provisions of applicable federal, state and local law, and the rules and regulations of the National Association of Securities Dealers;

     o the receipt of releases of all obligations of the Company arising out of any debt or other liability owed by the Company to Dasibi, by the Company and incurred on behalf of Dasibi, or owed by Dasibi to any third party to which the Company is a guarantor or is in any way liable;

     o the delivery to the Company of all original promissory notes or other similar instruments issued in favor of the Buyer; and

     o the Buyer's receipt of a financing commitment in the amount of at least $500,000.

                     CAUTIONARY STATEMENTS AND RISK FACTORS

     The risks and uncertainties described below are only in connection with our proposed sale of Dasibi and are not the only risks and uncertainties we face. Moreover, additional risks and uncertainties not presently known to us or that we currently deem immaterial also may impair our business operations. If any of the following risks actually occur, our business, results of operations and financial condition could suffer. In that event the trading price of our common stock could decline, and our shareholders may lose all or part of their investment in our common stock. The risks discussed below also include forward-looking statements and our actual results may differ substantially from those discussed in these forward-looking statements.

IF WE DO NOT TIMELY CONSUMMATE THE SALE OF DASIBI, WE MAY NOT BE ABLE TO IDENTIFY ANOTHER BUYER AND WE MAY NEED TO CEASE OPERATIONS.

     The sale of Dasibi is subject to the satisfaction or waiver of a number of closing conditions, some of which are not within our control. Accordingly, we cannot assure you that we will complete the sale of Dasibi to the Buyer pursuant to the terms of the executed binding letter of intent, or at all. If we do not complete the sale of Dasibi to the Buyer, we will continue to be indebted to the Buyer under certain promissory notes that are to be extinguished in connection with this sale. If we do not sell Dasibi in a timely manner, we may be unable to repay the indebtedness owing to the Buyer and we may face litigation in connection with the collection of that debt. We do not have adequate capital to continue to fund the operations of Dasibi and, if we do not complete this sale, or do not rapidly identify an alternative buyer for Dasibi, we may cease operations.

IF WE COMPLETE THE SALE OF DASIBI UNDER THE TERMS OF THE LETTER OF INTENT, WE WILL NOT BE ABLE TO PURSUE OUR CURRENT BUSINESS IN CHINA, AND AS A RESULT, OUR REVENUES AND PROFITABILITY MAY DECLINE.

     As part of the sale of Dasibi to the Buyer, we have obtained a nonexclusive license to exploit all of the technology currently owned by Dasibi anywhere in the universe outside of mainland China. In recent years, we focused substantially all of our marketing efforts towards, and substantially all of our


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revenue was derived from, sales of our air pollution product in China. Our agreement not to compete in that market will cause our revenue to decline substantially.

WE NEED ADDITIONAL CAPITAL TO FUND PRODUCT DEVELOPMENT, MARKETING ACTIVITIES AND SALES. IF WE CANNOT OBTAIN ADEQUATE FINANCING, WE MAY CEASE OPERATIONS.

     Recently we shifted our research and development, marketing and business development efforts away from the air pollution market in China towards the bio-medical and bio-terrorism arena and to other medical applications for our products. If we cannot raise additional capital, we will not be able to pursue these strategies as scheduled, or at all, and we may cease operations. If we raise additional funds by issuing equity or convertible debt securities, the percentage ownership of our shareholders will be diluted. Any new securities could have rights, preferences and privileges senior to those of our common stock. Furthermore, we cannot be certain that additional financing will be available when and to the extent we require or that, if available, it will be on acceptable terms. If adequate funds are not available on acceptable terms, we may not be able to fund continued development and sales of our existing products, the expansion of our business into the bio-medical and bio-terrorism markets or markets for other medical applications of our products, which could cause us to cease operations.

WE ARE NOT RETAINING ANY OF THE DASIBI EMPLOYEES WHO HAVE SIGNIFICANT EXPERIENCE AND KNOWLEDGE IN DEVELOPING, ENHANCING OR MARKETING DASIBI'S CURRENT PRODUCTS, AND AS A RESULT, WE MAY LOSE REVENUE AND MARKET SHARE.

     If we cannot effectively manage the design, development, manufacture and marketing of the various monitoring instruments previously manufactured by Dasibi, our revenue and profitability will decline and we may lose customers and market share. Our management team does not have substantial experience in the air pollution monitoring instruments business and may not be able to timely identify or anticipate all of the material risks associated with operating that business. We may not be able to retain a sufficient number of additional qualified employees on a timely business, or at all. If we cannot timely and cost-effectively manage the air pollution monitoring instruments business, we will lose revenue, customers and market share, and our results of operations will be materially adversely affected.


Item 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements. None.

     (b)  Pro Forma Financial Information. None.

     (c)  Exhibits.

               Exhibit 10.1 Binding Letter of Intent executed on March 19, 2002.

               Exhibit 99.1 Press Release issued on March 21, 2002.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 22, 2002                        POLLUTION RESEARCH AND CONTROL CORP.


                                      By:   /S/ JACQUES TIZABI
                                          -------------------------------------
                                          Jacques Tizabi
                                          President and Chief Executive Officer


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                                  EXHIBIT INDEX

EXHIBIT

10.1      Binding Letter of Intent executed on March 19, 2002.

99.1      Press Release issued March 21, 2002.


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